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                                                                   EXHIBIT 10.57

                      SENIOR SUBORDINATED CONVERTIBLE NOTE


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS NOTE IS SUBJECT TO THE TERMS OF A NOTE PURCHASE AGREEMENT, DATED AS OF MARCH 1, 2002, BETWEEN THE BORROWER AND THE HOLDER OF THIS NOTE.


                         HORIZON MEDICAL PRODUCTS, INC.


$4,400,000                                                    New York, New York

                                                                  March 16, 2002


                  FOR VALUE RECEIVED, HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Borrower"), promises on the date hereof to pay the order of Comvest Venture Partners, L.P., the holder hereof, or its order (the "HOLDER"), on March 16, 2004, the aggregate principal amount of $4,400,000. The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding (the "OUTSTANDING PRINCIPAL AMOUNT"), from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Note Purchase Agreement, dated as of March 1, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), by and between the Borrower, the Holder and the other Persons named therein as parties thereto. This Note shall, at the election of the holder hereof, be convertible into shares of Company Common Stock of the Borrower, subject to and in accordance with Sections 2.6 and
2.7 of the Note Purchase Agreement and Sections 4 and 5 hereof. Capitalized terms used, but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.


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         1. Additional Notes. This Note is one of the Borrower's notes in the aggregate principal amount of up to $15,000,000 (the "NOTES") and is issued pursuant to and entitled to the benefits of the Note Purchase Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which these Notes are made and are to be repaid.

         2. Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of the Holder to which notices are to be given in accordance with Section 16.6 of the Note Purchase Agreement. Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         3. Ranking. This Note and all other Notes shall rank equally (pari passu) among themselves as to all rights.

         4. Mechanics of Conversion. Pursuant to Section 2.6(a) of the Note Purchase Agreement, this Note shall, in part, automatically and without notice or any further action by any party, convert into that number of shares of Company Common Stock as is set forth in, and on the date (an "AUTOMATIC CONVERSION Date") listed in Exhibit C to the Note Purchase Agreement (a Section 2.6(a) conversion, an "AUTOMATIC CONVERSION"). In addition, pursuant to Section
2.7 of the Note Purchase Agreement, a holder of a Note may convert it into shares of Company Common Stock at any time during the period stated in, and as otherwise provided for in, Section 2.7 of the Note Purchase Agreement (a Section
2.7 conversion, a "DEFAULT Conversion"). The conversion of this Note shall be conducted in the following manner:

                  (a) Holder's Delivery Requirements for a Default Conversion. To convert this Note pursuant to Section 2.7 of the Note Purchase Agreement (in whole or in part) into shares of Company Common Stock on any date, the Holder shall transmit by facsimile (or otherwise deliver), on or prior to 11:59 p.m., New York City Time, on such date, a copy of either a fully completed Default Conversion Notice in the event of a conversion pursuant to Section 2.7, executed by the Holder in the form attached hereto as Exhibit A (a "CONVERSION NOTICE") to the Borrower and shall surrender this Note to a common carrier for delivery to the Borrower as soon as practicable following such date.

                  (b) Company's Response. In the event of (I) an Automatic Conversion, on an Automatic Conversion Date and/or (II) a Default Conversion, upon receipt by the Borrower of copy of a Conversion Notice, the Borrower shall
(A) in the event of a Default Conversion, as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder; (B) process an Automatic Conversion or Default Conversion, as applicable, in accordance with the terms herein and (C) on or before the second (2nd) Business Day following the Automatic Conversion Date or the date of receipt by the Borrower of such Conversion Notice, as applicable (the "SHARE DELIVERY DATE"), the Borrower shall issue and deliver to the address


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of the Holder as set forth in the Note Purchase Agreement, a certificate, registered in the name of the Holder or its designee, for the number of shares of Company Common Stock to which the Holder shall be entitled. In the event of a Default Conversion and the specified principal amount submitted for conversion is less than the then Outstanding Principal Amount of this Note, then the Borrower shall, as soon as practicable and in no event later than three Business Days after receipt of the Note (the "NOTE DELIVERY DATE") and at its own expense, issue and deliver to the holder a new Note representing the Outstanding Principal Amount not converted. The effective date of conversion (the "CONVERSION DATE") shall be deemed to be, in the case of an Automatic Conversion, the Automatic Conversion Date and in the case of a Default Conversion, the date on which the Borrower receives by facsimile the Conversion Notice, and the person or persons entitled to receive the shares of Company Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Company Common Stock on such date. Upon surrender of a Note that is converted in part, the Borrower shall authenticate for the holder a new Note equal in principal amount to the unconverted portion of the Note surrendered. If this Note is converted in part, the remaining portion of this Note not so converted shall remain entitled to the conversion rights provided herein. Notwithstanding anything to the contrary expressed or implied herein or in the Note Purchase Agreement, in the event that an Automatic Conversion Date occurs, or a Conversion Notice is given in accordance herewith, on or prior to the 30-day prepayment notice period referred to Section 3.1(a) of the Note Purchase Agreement expires, then, in such event, the Borrower shall not be entitled to prepay this Note and the Holder shall be entitled to convert this Note, in whole or in part, as stated in such Conversion Notice in the event of a Default Conversion and as set forth in Section 2.6 of the Note Purchase Agreement in the event of an Automatic Conversion.

                  (c) Automatic Reduction in Principal Amount. The Outstanding Principal Amount shall, in part, automatically and without notice or any further action by any party, be reduced on the date of each Automatic Conversion Date by the dollar amount of the then Outstanding Principal Amount that is converted into Company Common Stock.

         5. Adjustments to Conversion Price.

                  (a) Adjustment of Conversion Price upon Subdivision or Combination of Company Common Stock. If the Borrower at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Company Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Borrower at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Company Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

         (b) Notices.

                           (i) Immediately upon any adjustment of the Conversion
Price pursuant to this Section 5, the Borrower will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment.


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                           (ii) The Borrower will give written notice to the
Holder at least ten (10) Business Days prior to the date on which the Borrower closes its books or takes a record (A) with respect to any dividend or distribution upon the Company Common Stock, (B) with respect to any pro rata subscription offer to holders of Company Common Stock or (C) for determining rights to vote with respect to any Organic Change (as hereinafter defined), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                           (iii) The Borrower will also give written notice to
the Holder at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Borrower's assets to another Person or other transaction which is effected in such a way that holders of Company Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Company Common Stock is referred to herein as an "ORGANIC Change." Prior to the consummation of any (i) sale of all or substantially all of the Borrower's assets to an acquiring Person or (ii) other Organic Change following which the Borrower is not a surviving entity, the Borrower will secure from the Person purchasing such assets or the successor, or, if applicable, the parent of the successor, resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance reasonably satisfactory to the holders of at least a majority of the Outstanding Principal Amount of the Notes then outstanding) to deliver to each holder of Notes in exchange for such shares, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount equal to the Outstanding Principal Amount and being of rank equal to the Notes held by such holder, and reasonably satisfactory to the holders of at least a majority of the Outstanding Principal Amount of the Notes then outstanding. Prior to the consummation of any other Organic Change, the Borrower shall make appropriate provision (in form and substance reasonably satisfactory to the holders of at least a majority of the Outstanding Principal Amount of the Notes then outstanding) to insure that each of the holders of the Notes will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Company Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Notes such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Company Common Stock which would have been acquirable and receivable upon the conversion of such holder's Notes as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Notes).

         6. Obligations Absolute. No provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the Outstanding Principal Amount of, and interest on, this Note at the time, place and rate, and in the manner, herein prescribed.


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         7. Waivers of Demand, Etc. The Borrower hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         8. Entire Agreement. This Note, the Note Purchase Agreement and the Note Documents constitute the full and entire understanding and agreement between the Borrower and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Borrower and the Holder.

         9. No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

         10. Miscellaneous. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Note shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for in the Note Purchase Agreement or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of transmittal confirmation or if sent by mail then three days after deposit in the mail. Whenever the sense of this Note requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one company is named herein, the liability of each shall be joint and several. Paragraph headings are for convenience only and shall not affect the meaning of this document.

         11. Amendments. The terms of this Note are subject to amendment only in the manner provided in Section 16.1 of the Note Purchase Agreement.

         12. Transfers. This Note is subject to restrictions on transfer or assignment as provided in Section 16.5 of the Note Purchase Agreement.

         13. Issue Tax. The issuance of certificates for shares of Company Common Stock upon conversion of this Note shall be made without charge to the holder of this Note for any issuance tax in respect thereof.


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         14. Fees/Expenses. The Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees, all as provided in Section
16.2 of the Note Purchase Agreement, incurred in the collection and enforcement of this Note. The Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         15. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         No reference herein to the Note Purchase Agreement and no provision of this Note or the Note Purchase Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.


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                  IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                    Dated:  March 16, 2002

                                    HORIZON MEDICAL PRODUCTS, INC.



                                    By:  /S/ William Peterson
                                         ------------------------------
                                         Name:  William Peterson
                                         Title:   President





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                                    EXHIBIT A
                      (To be Executed by Registered Holder
                            in order to Convert Note)

                            DEFAULT CONVERSION NOTICE
                                       FOR
                      SENIOR SUBORDINATED CONVERTIBLE NOTE

The undersigned, as Holder of the Senior Subordinated Convertible Note of HORIZON MEDICAL PRODUCTS, INC. (the "Borrower"), in the outstanding principal amount of $_______ (the "Note"), hereby elects to convert $_______ of the outstanding principal amount of the Note into shares of Company Common Stock, par value $___ per share (the "Company Common Stock") of the Borrower, according to the conditions of the Note, as of the date written below. The undersigned confirms that the representations and warranties contained in Section 4A of the Note Purchase Agreement entered into in connection with the initial issuance of the Note are true and correct as to the undersigned as of the date hereof.

                  Date of Conversion:

                  ---------------------------------------------

                  Principal Amount of Notes to be converted:

                  ---------------------------------------------

                  Tax ID Number (If applicable):

                  ---------------------------------------------

Please confirm the following information:

                  Conversion Price:

                  ---------------------------------------------

                  Number of shares of Company Common Stock to be issued:

                  ---------------------------------------------

         Please issue the Company Common Stock into which the Notes are being converted and, if applicable, any check drawn on an account of the Borrower in the following name and to the following address:

Issue to:
          --------------------------------------------
Address:
          --------------------------------------------

Telephone Number:
                  ------------------------------------

Facsimile Number:
                 -------------------------------------

Authorization:
              ----------------------------------------

By:
          --------------------------------------------

Title:
          --------------------------------------------

Dated:
          --------------------------------------------

Account Number (if electronic book entry transfer):
                                                    --------------------------

Transaction Code Number (if electronic book entry transfer):
                                                             -----------------


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